UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 23, 2006
OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9210 (Commission File Number)	95-4035997 (I.R.S. Employer Identification No.)

10889 Wilshire Boulevard Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)
Registrant’s telephone number, including area code:
(310) 208-8800
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
     Attached as Exhibit 99.1 is a presentation made by Dr. Ray R. Irani, Occidental Petroleum Corporation’s Chairman, President & Chief Executive Officer, Stephen I. Chazen, Occidental’s Senior Executive Vice President and Chief Financial Officer, John W. Morgan, President of Oxy Oil and Gas – Western Hemisphere, and R. Casey Olson, President of Oxy Oil and Gas – Eastern Hemisphere, at an analyst conference on February 23, 2006, at the St. Regis Hotel in New York, New York.
Section 8 – Other Events
Item 8.01. Other Events
     On February 23, 2006, Occidental issued a press release regarding the analyst conference and a press release announcing that in 2005 its proved reserve additions exceeded production. The full text of the each press release is attached to this report as Exhibit 99.2 and Exhibit 99.3, respectively.

1

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: February 23, 2006	/s/ Jim A. Leonard
Jim A. Leonard, Vice President and Controller
(Principal Accounting and Duly Authorized Officer)

EXHIBIT INDEX
99.1	Presentation dated February 23, 2006.*
99.2	Press release dated February 23, 2006 regarding Analysts Conference.
99.3	Press release dated February 23, 2006 regarding Reserves.

*	Includes additional GAAP reconciliation information.